Business Combinations	12 Months Ended
Dec. 31, 2021
Disclosure of Fair Value of Assets Acquired and Liabilities Assumed Have Been Adjusted Retrospective to the Date of Acquisition [Abstract]
Business Combinations
5.	Business combinations

a)	Business combinations
In line with the Group’s growth strategy, the Group acquired ten businesses during 2021, of which UPS Ground Freight Inc. (“UPS Freight”), which was renamed TForce Freight Inc. (“TForce Freight”) in April 2021, was considered material. All other acquisitions were not considered to be material. These transactions were concluded in order to add density in the Group’s current network and further expand value-added services.
On April 30, 2021, the Group completed the acquisition of UPS Freight, the Less-Than-Truckload and dedicated truckload divisions of United Parcel Service, Inc. The purchase price for this business acquisition totalled $
864.6
 million, which was funded by cash on hand and the remaining balance was drawn from the currently existing unsecured revolving credit facilities. The estimated fair value of the identifiable net assets acquired, including the fair value of the customer relationships acquired, exceeded the purchase price, resulting in an estimated preliminary bargain purchase gain of $
193.5
 million in the Less-Than-Truckload and Logistics segments ($
181.5
 million and $
12.0
 million respectively). The preliminary bargain purchase gain resulted mainly from the measurement of the fair value related to the company’s tangible assets, primarily land and buildings, and customer relationships. During the year ended December 31, 2021, the business contributed revenue and net income of $
2,334.4 million and $122.6 million (excluding the bargain purchase gain of $193.5 million), respectively since the acquisition.
During the year ended December 31, 2021, the
non-material
businesses, in aggregate, contributed revenue and net income of $64.9 million and $0.9 million respectively since the acquisitions.
Had the Group acquired the material and
non-material
businesses on January 1, 2021, as per management’s best estimates, the revenue and net income for these entities would have been $3,613.3 million and $151.6 million (excluding the bargain purchase gain of $193.5 million), respectively. In determining these estimated amounts, management assumed that the fair value adjustments that arose on the date of acquisition would have been the same had the acquisitions occurred on January 1, 2021 and adjusted for interest, based on the purchase price and average borrowing rate of the Group, and income tax expenses based on the effective tax rate.
During 2021, transaction costs of $8.7 million have been expensed in other operating expenses in the consolidated statements of income in relation to the above-mentioned business acquisitions.

As of the reporting date, the Group had not completed the purchase price allocation over the identifiable net assets and goodwill of the 2021 acquisitions. Information to confirm fair value of certain assets and liabilities is still to be obtained for these acquisitions. As the Group obtains more information, the allocation will be completed.
The table below presents the purchase price allocation based on the best information available to the Group to date.

Identifiable assets acquired and liabilities assumed	Note	UPS Freight	Others*	December 31, 2021
Cash and cash equivalents		6	11,570	11,576
Trade and other receivables		328,468	23,806	352,274
Inventoried supplies and prepaid expenses		26,643	3,500	30,143
Property and equipment	8	1,186,198	86,872	1,273,070
Right-of-use assets	9	100,971	10,619	111,590
Intangible assets	10	18,856	25,914	44,770
Other assets		860	65	925
Trade and other payables		(208,928)	(14,470)	(223,398)
Income tax payable		302	(2,668)	(2,366)
Employee benefits	15	(65,849)	-	(65,849)
Provisions	16	(50,352)	(222)	(50,574)
Other non-current liabilities		(56)	(6)	(62)
Long-term debt	13	-	(3,484)	(3,484)
Lease liabilities	14	(100,971)	(10,619)	(111,590)
Deferred tax liabilities		(177,992)	(17,785)	(195,777)
Total identifiable net assets		1,058,156	113,092	1,171,248
Total consideration transferred		864,607	162,313	1,026,920
Goodwill	10	-	49,221	49,221
Bargain purchase gain		(193,549)	-	(193,549)
Cash		864,607	155,100	1,019,707
Contingent consideration		-	7,213	7,213
Total consideration transferred		864,607	162,313	1,026,920
* Includes non-material adjustments to prior year’s acquisitions
The valuation techniques used for measuring the fair value of material land and buildings ($735.9 million) and customer relationships ($12.0 million) assets acquired regarding UPS Freight were as follows:

Assets acquired	Valuation technique	Key inputs
Land and buildings	Market comparison technique and cost technique: The valuation model considers market prices for comparable sites, when available, and considers depreciated replacement cost, which reflects adjustments for physical deterioration, when appropriate.	- Market prices for comparable sites - Average rebuild cost
Customer relationships	Excess earnings method: The valuation model considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets.	- Forecasted revenue attributable to existing customers and relationships - Annual attrition rate - Forecasted operating margin - Discount rate
The fair values measured on the amounts regarding UPS Freight are on a provisional basis, mainly regarding land and buildings, customer relationships, provisions, and deferred tax liabilities. This is mainly due to pending completion and review of independent valuations and site visits for the land and buildings and mainly due to the complexity of the information for the provisions. Customer relationships and income taxes will be reassessed once all the fair values are final. If new information is obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition that implies adjustments to the amounts, the accounting for the acquisition will be revised.
The trade receivables comprise gross amounts due of $361.8 million, of which $9.6 million was expected to be uncollectible at the acquisition date.
Of the goodwill and intangible assets acquired through business combinations in 2021, $
5.7 million is deductible for tax purposes (2020 - $21.2 million).

During 2020, the Group acquired
thirteen
businesses, of which DLS Worldwide (“DLS”), which was renamed “TForce Worldwide” in November 2020, was considered material. All other acquisitions, including R.R. Donnelley & Sons Company, were not considered to be material.

On November 2, 2020, the Group completed the acquisition of DLS, a business unit of R.R. Donnelley & Sons Company. DLS provides logistics services through a third-party logistics network of internal sales personnel, commissioned sales agents, and approximately 140 agent-stations. The purchase price for this business acquisition totalled $225.0 million, which had been paid in cash. During the year ended December 31, 2020, DLS contributed revenue and net income of $98.3 million and $1.5 million, respectively since the acquisition.
On March 2, 2020, the Group completed the acquisition of the courier service business of R.R. Donnelley & Sons Company. The purchase price for this business acquisition totalled $10.6 million, which had been paid in cash. The estimated fair value of the identifiable net assets acquired, including the fair value of the customer relationships acquired, exceeded the purchase price, resulting in a bargain purchase gain of $4.0 million in the logistics segment.
During the year ended December 31, 2020, the thirteen businesses, in aggregate, contributed revenue and net income of $213.2 million and $4.6 million respectively since the acquisitions.
Had the Group acquired these thirteen businesses on January 1, 2020, as per management’s best estimates, the revenue and net income for these entities would have been $807.2 million and $31.9 million, respectively. In determining these estimated amounts, management assumed that the fair value adjustments that arose on the date of acquisition would have been the same had the acquisitions occurred on January 1, 2020 and adjusted for interest, based on the purchase price and average borrowing rate of the Group, and income tax expenses based on the effective tax rate.
During 2020, transaction costs of $0.8 million had been expensed in other operating expenses in the consolidated statements of income in relation to the above-mentioned business acquisitions.
The table below presents the purchase price allocation as at December 31, 2020:

Identifiable assets acquired and liabilities assumed	Note	DLS	Others *	December 31, 2020
Cash and cash equivalents		-	3,332	3,332
Trade and other receivables		93,520	29,373	122,893
Inventoried supplies and prepaid expenses		824	1,509	2,333
Property and equipment	8	262	23,741	24,003
Right-of-use assets	9	285	39,928	40,213
Intangible assets	10	65,404	31,125	96,529
Other assets		4,630	-	4,630
Trade and other payables		(54,845)	(9,149)	(63,994)
Income tax payable		-	(445)	(445)
Provisions	16	-	(338)	(338)
Other non-current liabilities		(14,374)	-	(14,374)
Long-term debt	13	-	(5,365)	(5,365)
Lease liabilities	14	(285)	(40,192)	(40,477)
Deferred tax liabilities		-	(6,653)	(6,653)
Total identifiable net assets		95,421	66,866	162,287
Total consideration transferred		225,007	106,595	331,602
Goodwill	10	129,586	43,737	173,323
Bargain purchase gain		-	(4,008)	(4,008)
Cash		225,007	105,975	330,982
Contingent consideration		-	620	620
Total consideration transferred		225,007	106,595	331,602
* Includes non-material adjustments to prior year’s acquisitions

b)	Goodwill
The goodwill is attributable mainly to the premium of an established business operation with a good reputation in the transportation industry, and the synergies expected to be achieved from integrating the acquired entity into the Group’s existing business.
The goodwill arising in the business combinations has been allocated to operating segments as indicated in the table below, which represents the lowest level at which goodwill is monitored internally.

Operating segment	Reportable segment	December 31, 2021*	December 31, 2020
Canadian Less-Than-Truckload	Less-Than-Truckload	(225)	3,872
Canadian Truckload	Truckload	4,079	-
U.S. Truckload	Truckload	2,846	330
Specialized Truckload	Truckload	42,546	33,718
Logistics	Logistics	(25)	135,403
		49,221	173,323
* Includes
non-material
adjustments to prior year’s acquisitions

c)	Adjustment to the provisional amounts for UPS Freight business combination
The interim financial statements of 2021 included details of the Group’s business combinations and set out provisional fair values relating to the consideration and net assets of UPS Freight. This acquisition was accounted for under the provisions of IFRS 3. As required by IFRS 3, the provisional fair values have been reassessed in the fourth quarter in light of information obtained during the measurement period following the acquisition. These amounts remain provisional as at December 31, 2021 for the reasons mentioned previously. The below adjustments will be reflected in the Q2 2021 comparative financial information when the Q2 2022 interim financial statements are filed. Consequently, the fair value of certain assets acquired, and liabilities assumed of UPS Freight have been adjusted retrospective to the date of acquisition as follows:

	Provisional fair value included in the interim financial statements	Measurement period adjustment	Reassessed fair value
Cash and cash equivalents	6	-	6
Trade and other receivables	349,742	(21,274)	328,468
Inventoried supplies and prepaid expenses	30,660	(4,017)	26,643
Property and equipment	1,052,816	133,382	1,186,198
Right-of-use assets	100,971	-	100,971
Intangible assets	6,856	12,000	18,856
Other assets	860	-	860
Trade and other payables	(217,539)	8,611	(208,928)
Income tax payable	302	-	302
Employee benefits	(67,828)	1,979	(65,849)
Provisions	(50,352)	-	(50,352)
Other non-current liabilities	(56)	-	(56)
Lease liabilities	(100,971)	-	(100,971)
Deferred tax liabilities	(116,449)	(61,543)	(177,992)
Total identifiable net assets	989,018	69,138	1,058,156
Total consideration transferred	866,092	(1,485)	864,607
Bargain purchase gain	(122,926)	(70,623)	(193,549)
Total consideration transferred	866,092	(1,485)	864,607
d)	Contingent consideration
The contingent consideration relates to
non-material
business acquisitions and is recorded in the original purchase price allocation. The fair value was determined using expected cash flows discounted at rates between 3.9% and 6.4%. The considerations are contingent on achieving specified earning levels in the future periods. The maximum amount payable is $0.4 million in one year and $7.6 million in two years. At December 31, 2021, the fair value of the contingent arrangement is estimated at approximately $7.4 million and is currently presented in other financial liabilities on the consolidated statements of financial position.

e)	Adjustment to the provisional amounts of prior year’s business combinations
The 2020 annual consolidated financial statements included details of the Group’s business combinations and set out provisional fair values relating to the consideration paid and net assets acquired of DLS and various other non-material
acquisitions. These acquisitions were accounted for under the provisions of IFRS 3.
As required by IFRS 3, the provisional fair values have been reassessed in light of information obtained during the measurement period following the acquisition. Consequently, the fair value of certain assets acquired, and liabilities assumed of DLS and the other non-material
acquisitions in fiscal 2020 have been adjusted and finalized in 2021. No material adjustments were required to the provisional fair values for these prior period’s business combinations, and have been included with the acquisitions of 2021.